[LOGO OF USANA APPEARS HERE]

                              a Utah corporation

                             Amended and Restated
                 Long-Term Stock Investment and Incentive Plan

USANA, Inc. (the "Company" or "USANA") previously adopted its 1995 Long-Term Stock Investment and Incentive Plan (the "1995 Plan") and the 1995 Directors' Stock Option Plan ("Directors' Plan"), collectively referred to herein as the "Prior Plans." The Company has issued options under each of these plans, but desires now to combine the Prior Plans into one integrated stock option plan. The currently outstanding option grants will not be altered and will continue in full force and effect in accordance with their terms. The "plan" referred to in such agreements, however, will be this Amended and Restated Long-Term Stock Investment and Incentive Plan (the "Plan" or the "Amended and Restated Plan").

                                  ARTICLE I.
                                    GENERAL

1.1 Purpose. This Plan has been established to: (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) identify the interests of Participants with Company performance, as reflected in increased shareholder value.

1.2 Eligibility for Participation. Subject to the terms and conditions of the Plan, the Committee will determine and designate, from time to time, from among the Eligible Individuals, those persons who will be granted Awards under the Plan and thereby become "Participants" in the Plan. In making this selection and in determining the persons to whom awards under the Plan shall be granted and the form and amount of awards under the Plan, the Committee shall consider any factors deemed relevant in connection with accomplishing the purposes of the Plan, including the duties of the respective persons and the value of their present and potential services and contributions to the success, profitability and sound growth of the Company. Awards may be granted as alternatives to or replacement of awards outstanding under the Plan or any other plan or arrangement of the Company or a Related Company (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Related Company).

1.3 Administration (General). The operation and administration of the Plan, including Awards made under the Plan, shall be subject to the provisions of
     Article 2, below, relating to

     Operation and Administration. Capitalized terms in the Plan will be defined as set forth herein, including the definition provisions contained in
     Article 5, below.



                                  ARTICLE II
                         OPERATION AND ADMINISTRATION

2.1 Effective Date and Term of Plan. The Plan shall become effective as of the 23/rd/ day of June 1998 (the "Effective Date"), the date the Plan is adopted by a majority of the Board and approved by vote of a majority of the issued and outstanding shares of the Company's Common Stock at the 1998 Annual Meeting of Shareholders. To the extent Awards are made under the Plan prior to its approval by shareholders (but only if they were not made pursuant to one of the predecessor plans described above), they shall be contingent on approval of the Plan by the shareholders of the Company. The Plan will be unlimited in duration and, in the event of termination of the Plan, shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no Incentive Stock Options may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted or, if earlier, the date the Plan is approved by the shareholders.

2.2  Aggregate Limitation on Awards.

     (a) Shares Subject to Plan. Except as may be adjusted pursuant to Section 2.2(c) and Article VI, below, shares of stock which may be issued under Awards granted under the Plan shall be authorized and unissued or treasury shares of Common Stock of the Company ("Common Stock"). The number of shares of Common Stock the Company shall reserve for issuance hereunder, and the maximum number of shares of Common Stock which may be issued under the Plan, shall not exceed in the aggregate 1,500,000 shares of Common Stock, including (i) any shares of Common Stock available for future awards under the Prior Plans as of the Effective Date; and (ii) any shares represented by awards previously granted under the Prior Plans.

     (b) Determination of Maximum. For purposes of calculating the maximum number of shares of Common Stock which may be issued under the Plan:

           (i) Any shares that are forfeited because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. To the extent any shares of Common Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is canceled or forfeited, or the shares are not delivered because the Award is settled in cash, such shares shall not be deemed to have been

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                 delivered for purposes of determining the maximum number of shares available for delivery under the Plan.

           (ii) If the Exercise Price of any Option granted under the Plan or any Prior Plan is satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares issued net of the shares tendered will be deemed delivered for purposes of determining the maximum number of shares available for delivery under the Plan.

           (iii) Shares delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares available for delivery under the Plan, to the extent that such settlement, assumption or substitution as a result of the Company or a Related Company acquiring another entity (or an interest in another entity).

           (iv) All shares issued (including the shares, if any, withheld for tax withholding requirements) as Stock Bonuses shall be counted.

     (c) Certain Adjustments. In the event of a corporate transaction involving the Company (including, without limitation, any change in the outstanding Common Stock of the Company by reason of a stock dividend or distribution, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or the like), the Committee may appropriately adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include adjustment of (i) the number and kind of shares which may be delivered under the Plan, (ii) the number and kind of shares subject to Awards theretofore granted under the Plan, (iii) the Exercise Price of Options and SARs theretofore granted under the Plan; and
           (iv) any and all other adjustments that the Committee may determine to be appropriate and equitable.

     (d) Limit on Distribution. Distribution of shares of Common Stock under the Plan will be subject to the following:

           (i) Notwithstanding any other provision of the Plan, the Company will have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933, as amended), and the applicable requirements of any securities exchange or similar entity.

           (ii) To the extent the Plan provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a non-


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                 certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

     (e) Tax Withholding. Whenever the Company proposes or is required to issue or deliver shares of Common Stock under the Plan, the Company may, to the extent permitted or required by law, require the recipient, as a condition of delivery of the Common Stock, to remit to the Company or make arrangements satisfactory to the Committee regarding payment of, any amount sufficient to satisfy any Federal, state and/or local taxes of any kind, including, but not limited to, withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If the recipient fails to pay the amount required by the Committee, the Company shall have the right to withhold such amount from other amounts payable by the Company to the participant, including but not limited to, salary, fees or benefits, subject to applicable law. Alternatively, the Company may withhold from the shares to be delivered such shares of Common Stock sufficient to satisfy all or a portion of the taxes, including, but not limited to, the withholding tax requirements. For withholding tax purposes, the shares of Common Stock withheld shall be valued on the date the withholding obligation is incurred.

     (f) Payment Shares. Subject to the overall limitation on the number of shares that may be delivered under the Plan, the Committee may use available shares of Common Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Related Company, including the plans and arrangements of the Company or a Related Company acquiring another entity (or an interest in another entity).

     (g) Dividends and Dividend Equivalents. An Award may provide the recipient with the right to receive dividends or dividend equivalent payments with respect to Common Stock which may be either paid currently or credited to an account for the Participant, and may be settled in cash or Common Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Common Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

     (h) Payments. Awards may be settled through cash payments, delivery of shares of Common Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions, contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Common Stock equivalents.

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     (i)   Transferability. Except as otherwise provided by the Committee,
           Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

     (j) Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     (k) Agreement With the Company. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company (the "Agreement") in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

     (l) Limitation of Implied Rights. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Related Company. Nothing contained herein shall constitute a guarantee that the assets of such companies will be sufficient to pay any benefits to any person. A Participant shall have no rights as a shareholder with respect to any Award under the Plan unless and until certificates for shares of Common Stock are issued to him or her following satisfaction of all conditions for receipt of such shares. Nothing herein shall constitute a contract of employment, and selection of a Participant will not give any person the right to be retained in the employ or service of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

     (m) Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     (n) Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

2.3  Administration.


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     (a)   The Board of Directors of USANA (the "Board") shall appoint a
           Committee consisting of two or more directors to administer the Plan (the "Committee"). Any Committee member shall also be a member of the Board. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase or change the size of the Committee, and appoint new members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, or remove all members of the Committee.

     (b) The Committee shall have the authority without limitation, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to manage and control the operation and administration of the Plan, including the authority to:

          (i) administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan;

          (ii) designate the employees or classes of employees eligible to participate in the Plan;

          (iii) grant Awards provided in the Plan in such form, amount and under such terms as the Committee shall determine;

          (iv) determine the purchase price of shares of Common Stock covered by each Award;

          (v) determine the Fair Market Value of Common Stock for purposes of Options or of determining the appreciation of Common Stock with respect to Stock Appreciation Rights;

          (vi) determine the time or times at which Options and/or Stock Appreciation Rights shall be granted;

          (vii) determine the terms and provisions of the various agreements (none of which need be identical or uniform) evidencing Awards granted under the Plan and to impose such limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate; and

          (viii) interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

                                       6

     (c) The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any delegate may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

     (d) All decisions, determinations and interpretations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be final, binding and conclusive on all Participants and the Company.

     (e) One member of the Committee shall be elected by the Board as Committee Chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

     (f) No member of the Board or Committee shall be liable for any action taken or decision or determination made in good faith with respect to any Award or the Plan.

                                  ARTICLE III
                            STOCK OPTIONS AND SARS

3.1  Definitions of Stock Options and SARs.

     (a) Options. An Option entitles the Participant to purchase shares of the Company's Common Stock at an Exercise Price established by the Committee. Options may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. Incentive Stock Options are Options that are intended to satisfy the requirements applicable to "incentive stock options" described in (S)422(b) of the Code. Non-Qualified Stock Options are options that are not intended to be incentive stock options as defined in (S)422(b) of the Code.

     (b) SARs. A stock appreciation right (SAR) entitles the Participant to receive, in cash or shares of Common Stock (as determined in accordance with Section 3.5, below, value equal to all or a portion of the excess of: (i) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise, over (ii) an Exercise Price established by the Committee.

3.2 Exercise Price. The Exercise Price of each Option and SAR granted under this section of the Plan shall be established by the Committee or determined by a method established by the Committee at the time the Option or the SAR is granted; except that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Common Stock as of the day



                                       7

     the Option or SAR is granted (the "Pricing Date"), except that the Committee may provide that: (i) the Pricing Date is the date on which the recipient is hired or promoted (or similar event) if the grant of the Option or SAR occurs not more than 90 days after the date of such hiring, promotion or other event; and (ii) if an Option or SAR is granted in tandem with, or in substitution for, an outstanding award, the Pricing Date may be the date of grant of such outstanding Award.

3.3 Term and Exercise. Each Stock Option and SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. Unless the agreement by which the Award is granted specifies to the contrary, however, the following shall apply to Awards made to employees of the Company or a Related Company:

     (a) No Option may be exercised by an employee Participant: (i) prior to the date on which the Participant completes one continuous year of employment with the Company or any Related Company after the date as of which the Option is granted (provided, however, that the Committee may permit earlier exercise following the Participant's Date of Termination by reason of death or Disability); or (ii) after the Expiration Date applicable to that Option;

     (b) Expiration Date. The "Expiration Date" with respect to an Option means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that the Expiration Date with respect to any Option shall not be later than the earliest to occur of:

         (i)    the ten-year anniversary date on which the Option is granted;

         (ii) if the Participant's Date of Termination occurs by reason of death or Disability, the one-year anniversary of such Date of Termination;

         (iii) if the Participant's Date of Termination occurs by reason of Retirement, the three-year anniversary of such Date of Termination; or

         (iv) if the Participant's Date of Termination occurs for reasons other than Retirement, death or Disability, the 90-day anniversary of such Date of Termination.

     (c) For purposes of the foregoing subsections only: (i) "Retirement" of a Participant shall mean the occurrence of the Participant's Date of Termination after completing at least five years of service with the Company or a Related Company and attaining age 65; and (ii) "Disability" shall mean a person's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than six months.

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     (d) Nothing in the Plan or in any agreement entered into pursuant to the
         Plan shall confer upon any Participant the right to continue in the employment of the Company or a Related Company or otherwise affect any right which the Company may have to terminate the employment of such Participant.

3.4 Manner of Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted hereunder shall be subject to the following:

     (a) Subject to the following provisions of this Section 3.4, the full Exercise Price for shares of Common Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in 3.4(c), below, payment may be made as soon as practicable after the exercise).

     (b) The Exercise Price shall be payable in cash or by tendering shares of Common Stock (by either actual delivery of shares or by attestation, with such shares valued at Fair Market Value as of the date of exercise), or in any combination thereof, as determined by the Committee.

     (c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

3.5 Settlement of Award. Distribution following exercise of an Option or SAR, and shares of Common Stock distributed pursuant to such exercise, shall be subject to such conditions, restrictions and contingencies as the Committee may establish. Settlement of SARs may be made in shares of Common Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

3.6 Authorization of Reload Options. Concurrently with the award of Options under the Plan, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, authorize reload options to purchase for cash or for Company shares a number of shares of Common Stock allotted by the Committee ("Reload Options"). The number of Reload Options shall equal (i) the number of shares of Common Stock used to exercise the underlying Options and (ii) to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Options. The grant of a Reload Option will become effective upon the exercise of underlying Options or other Reload Options

                                       9

     through the use of shares of Common Stock held by the Participant for at least 12 months. Notwithstanding the fact that the underlying Option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under (S)422 of the Code. Each stock option agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Options. Upon the exercise of an underlying Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying agreement. The Exercise Price of a Reload Option shall be the Fair Market Value of a share of Common Stock on the date the grant of the Reload Option becomes effective, unless the Committee shall determine, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower Option Price. The term of a Reload Option will terminate with the termination or expiration of the underlying Option.

3.7 Other Stock Awards. The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to a Participant as compensation the number of shares of Common Stock allotted by the Committee ("Stock Bonuses"). Stock awarded as a Stock Bonus shall be subject to the terms, conditions and restrictions determined by the Committee at the time of the award. The Committee may require the recipient to sign an agreement as a condition of the award. The agreement may contain such terms, conditions, representations, and warranties as the Committee may require.

                                  ARTICLE IV
                           AMENDMENT AND TERMINATION

The Board of Directors may, at any time, without further action by the shareholders and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in response to changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements. Without shareholder approval the Committee may not increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to adjustments required by certain business combinations, stock splits or similar transactions). The termination or any modification or amendment of the Plan, except as provided in the first sentence of this Article, shall not without the consent of a Participant, affect his other rights under an award previously granted to him or her. Each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the Participant with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issue or purchase of shares of Common Stock thereunder, such Award may not be exercised or consummated in whole or in part unless and until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

                                      10

                                   ARTICLE V
                                 DEFINED TERMS

As used in this Plan, the words and phrases listed below shall be defined as follows:

     (a) Award means any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Options, SARs and Stock Awards.

     (b)  Board means the Board of Directors of the Company.

     (c) Code means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

     (d) Eligible Individual means any director, key executive, management employee, employee, or consultant of the Company or a Related Company.

     (e) Fair Market Value per share in respect of any share of Common Stock as of any particular date means (i) the closing sales price per share of Common Stock reflected on a national securities exchange for the last preceding date on which there was a sale of such Common Stock on such exchange; or (ii) if the shares of Common Stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market; or (iii) in case no reported sale takes place, the average of the closing bid and asked prices on the National Association of Securities Dealers' Automated Quotation System ("Nasdaq") or any comparable system, or if the shares of Common Stock are not listed on Nasdaq or comparable system, the closing sale price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose; or (iv) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine in any such other manner as the Committee may deem appropriate. In no event shall the Fair Market Value of any share of Common Stock be less than its par value. In the case of Incentive Stock Options, the Fair Market Value shall not be discounted for restrictions, lack of marketability and other such limitations on the enjoyment of the Common Stock. In the case of other type of Options, the Fair Market Value of the Common Stock shall be so discounted.

     (f) Option means any Non-Qualified Stock Option, Incentive Stock Option or Reload Option.

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     (g)  Related Company means any company during any period in which it is a
          "parent company" as that term is defined in Code (S)422(e) with respect to the Company, or a "subsidiary corporation" as that term is defined in Code (S)422(f) with respect to the Company.

     (h) Common Stock means the common stock of the Company, no par value.

                                  ARTICLE VI
                         GENERAL TERMS AND CONDITIONS

Unless otherwise stated herein and in the agreement by which an Award is granted, the following shall apply to all Awards granted hereunder.

6.1 Non-transferability. Awards granted under the Plan shall not be transferable other than (i) by will; (ii) by the laws of descent and distribution; or (iii) to a revocable inter vivos trust for the primary benefit of the Participant and his or her spouse. Awards may be exercised during the lifetime of the Participant only by the Participant, his or her guardian, legal representative or the Trustee of an above described trust. Except as permitted by the preceding sentences, no Award granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no such Award, right, or privilege shall be subject to execution, attachment, or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of this Plan, or upon the levy of any attachment or similar process upon such Award, right, or privilege, the Award and such rights and privileges shall immediately become null and void.

6.2  Effect of Certain Changes.

     (a) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for awards under the Plan, the number of such shares covered by outstanding Awards and the Exercise Price of such Awards shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

     (b) In the event of the proposed dissolution or liquidation of the Company, in the event of any corporate separation or division, including, but not limited to split-up, split-off or spin-off, or in the event of a merger, consolidation or other reorganization of the Corporation with another corporation, the Committee may provide that the holder of each Award then exercisable shall have the right to exercise such Award (at its then

                                      12

          Exercise Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization by a holder of the number of shares of Common Stock for which such Award might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization; or the Committee may provide, in the alternative, that each Award granted under the Plan shall terminate as of a date to be fixed by the Committee; provided, however, that not less than 90-days' written notice of the date so fixed shall be given to each Participant, who shall have the right, during the period of 90 days preceding such termination, to exercise the Awards as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Awards would not otherwise be exercisable; provided, further, that failure to provide such notice shall not invalidate or affect the action with respect to which such notice was required.

     (c) If while unexercised Awards remain outstanding under the Plan, the stockholders of the Corporation approve a definitive agreement to merge, consolidate or otherwise reorganize the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation (each, a "Disposition Transaction"), then the Committee may: (i) make an appropriate adjustment to the number and class of shares available for awards under the Plan and to the amount and kind of shares or other securities or property (including cash) receivable upon exercise of any outstanding Awards after the effective date of such transaction, and the price thereof, or, in lieu of such adjustment, provide for the cancellation of all Awards outstanding at or prior to the effective date of such transaction; (ii) provide that exercisability of all Awards shall be accelerated, whether or not otherwise exercisable; or
          (iii) in its discretion, permit Participants to surrender outstanding Awards for cancellation. Upon any cancellation of an outstanding Award pursuant to this section, the Participant shall be entitled to receive, in exchange therefor, a cash payment under any such Award in an amount per share determined by the Committee in its sole discretion, but not less than the difference between the per share exercise price of such Award and the Fair Market Value of a share of Company Common Stock on such date as the Committee shall determine.

     (d) Paragraphs (b) and (c) of this Section shall not apply to a merger, consolidation or other reorganization in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation, merger or other reorganization of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or

                                      13

          combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Award then exercisable shall have the right to exercise such Award solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Award might have been exercised.

     (e) In the event of a change in the Common Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

     (f) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

     (g) Except as hereinbefore expressly provided in this Section, the Participant shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation or other reorganization or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares of Common Stock subject to the Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

6.3 Rights as a Shareholder. A Participant shall have no right as a shareholder with respect to any shares covered by an Award until the date of the issuance of a certificate evidencing shares purchased pursuant to and in accordance with such Award. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 6.2 hereof.

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6.4  Other Provisions. Any agreement evidencing an Award under the Plan shall contain such other provisions, including, without limitation, (i) the imposition of restrictions upon the exercise of an Award; (ii) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option; and
     (iii) conditions relating to compliance with applicable federal and state securities laws, as the Committee shall deem advisable.

6.5 Non-Uniform Determinations. The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

6.6 Fractional Shares. Fractional shares shall not be granted under any Award under this Plan, unless the provision of the Plan which authorizes such Award also specifies the terms under which fractional shares or interests may be granted.

ADOPTED BY RESOLUTION OF THE BOARD OF DIRECTORS, EFFECTIVE THE 23/RD/ DAY OF JUNE 1998.



                                                     , Secretary
                                 --------------------


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